SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BEAR RIVER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	98-0512569 (I.R.S. Employer Identification No.)

#253-280 Nelson Street, Vancouver, British Columbia, Canada (Address of principal executive offices)	V6B 2E2 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered Not Applicable	Name of each exchange of which each class is to be registered Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-145954
 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value of $0.001
(Title of class)

Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's Registration Statement on Form SB-2 filed with the commission (File No. 333-145954) is incorporated by reference into this registration statement.

Item 2. Exhibits

Exhibit Number --------	Description --------------------
3.1	Articles of Incorporation (1)
3.2	By-Laws (1)

(1)     Filed as an exhibit to the Registrant's registration statement on Form SB-2 filed with the Commission on September 10, 2007.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: September 24, 2007

BEAR RIVER RESOURCES, INC.

By:	/s/ John Dahle John Dahle President, Chief Executive Officer, Principal Executive Officer and a director

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